SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                January 26, 2007

                          GALES INDUSTRIES INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                            000-29245                       20-4458244
--------                            ---------                       ----------
State of                            Commission                      IRS Employer
Incorporation                       File Number                     I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On November 30, 2005, in connection with the acquisition by Gales Industries Incorporated (the "Company") of its wholly-owned subsidiary, Air Industries Machining, Corp. ("AIM"), the Company issued $332,631 principal amount convertible promissory notes to each of Peter Rettaliata, our President, Chief Executive Officer and a Director, and Dario Peragallo, our Executive Vice President and a Director, convertible into shares of our common stock at the conversion price of $0.40 per share.

On January 26, 2007, each of Mr. Rettaliata and Mr. Peragallo exercised their right of conversion of the convertible promissory notes and converted the entire $359,886.22 of principal and interest outstanding under the convertible promissory notes into 899,716 shares of common stock at a conversion price of $0.40 per share. These shares of common stock were issued pursuant to an exemption under Section 4(2) under the Securities Act.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

--------------------------------------------------------------------------------
99.1  Press Release, dated January 30, 2007, of Gales Industries Incorporated.
--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2007

                                        GALES INDUSTRIES INCORPORATED


                                        By: /s/ Michael A. Gales
                                            ------------------------------------
                                            Michael A. Gales, Executive Chairman

EXHIBIT INDEX

--------------------------------------------------------------------------------
99.1  Press Release, dated January 30, 2007, of Gales Industries Incorporated.
--------------------------------------------------------------------------------